Financial risk management	6 Months Ended
Jun. 30, 2023
Disclosure of nature and extent of risks arising from financial instruments [abstract]
Financial risk management	Financial risk management
This note explains the Group’s exposure to financial risks and how these risks could affect the Group’s future financial performance.

Risk	Exposure arising from	Measurement	Management
Market risk – interest rate risk	Long-term borrowings at variable rates	Sensitivity analysis	Economic hedge with an interest rate cap
Market risk – price risk	Investments in equity securities	Sensitivity analysis	Monitoring quarterly valuation updates and forecasts of future cash flows
Liquidity risk	Borrowings and other liabilities	Cash flow forecasts	Availability of borrowing facilities.
The Group’s management oversees the management of these risks. The Group’s management is supported by the Finance department that advises on financial risks and the appropriate financial risk governance framework for the Group. The Group’s risk management is predominantly controlled by the Finance department under policies approved by the Executive Board. The Executive Board provides principles for overall risk management, as well as policies covering specific areas, such as foreign exchange risk, interest rate risk, credit risk, use of derivative financial instruments and non-derivative financial instruments. Since the largest part of the Group’s assets, liabilities, and transactions are denominated in euro, the market risk of foreign exchange is considered not to be significant. There are no changes compared to the previous period.
Market risk
Cash flow and fair value interest rate risk
The Group’s main interest rate risk arises from a long-term borrowing with a variable rate, which exposes the Group to cash flow interest rate risk. The cash flow risk is mitigated through the usage of interest rate caps. During the six months ended June 30, 2023 and 2022, the Group’s borrowings at a variable rate were denominated in euro.
The Group’s borrowings are carried at amortized cost.
Instruments used by the Group
The Group has two interest rate caps in place with a notional of €237,458 thousand (December 31, 2022: two interest rate cap with a notional of €181,487 thousand) which mature in December 2027 (December 31, 2022: in December 2027). As at June 30, 2023, the interest rate caps cover approximately 74% (December 31, 2022: 65%) of the variable loan principal outstanding. The strike price changes over time and ranges between 1.50% and 3.43%. The interest rate cap mitigates between 65% and 75% (December 31, 2022: between 65% and 85%) of the variable debt outstanding, as the notional of the derivative instruments and the renewed facility changes over time. The remaining cash flow risk is accepted.
The interest rate caps require settlement of any interest receivable, if applicable, semiannually. The settlement dates coincide with the dates on which interest is payable on the renewed facility.
Sensitivity
The interim condensed consolidated statement of profit or loss is sensitive to higher/lower interest expenses from borrowings as a result of changes in interest rates as both the Group’s old and renewed facilities have a variable interest rate. Equity is not impacted as no hedge accounting is applied. Additionally, an increase or decrease of the Euribor has an impact on the fair value of the Group’s interest rate caps. The impact on loss after tax for the six months ended June 30, 2023 and 2022 as a result of a change in interest rates is as follows:

(in €‘000)	Impact on pre-tax loss
	2023	2022
Interest rates – increase by 10 basis points*	458	227
Interest rates – decrease by 10 basis points*	(435)	(216)
*Keeping all other variables constant.
Global regulators and central banks have been driving international efforts to reform key benchmark interest rates. The market is therefore in transition to alternative risk-free reference rates. Although limited impact is expected on the Euribor, the Group is in the process of evaluating the implications of such a phase out. The Group has no interest rate hedging relationships, which are affected by the reform and does not expect any significant impact on existing contracts due to a change in the interest rates. The Group will continue to monitor market developments.
Price risk
Exposure
The Group’s exposure to equity securities price risk arises from investments held by the group and classified in the interim condensed consolidated statement of financial position as at fair value through other comprehensive income (FVOCI) as detailed in Note 19 of the consolidated financial statements for the year ended December 31, 2022. The price risk is mitigated by monitoring quarterly valuation updates and forecasts of future cash flows and aligning the business strategy accordingly.
Sensitivity
The table below summarizes the impact of increases/decreases of the price of equity securities on the group’s equity through OCI reserve for the period. The analysis is based on the assumption that the fair value of the equity securities held by the group has increased or decreased by 40%, with all other variables held constant.

(in €‘000)	Impact on Group's Equity
June 30, 2023
Fair Value – increase by 4000 bp (basis points)	9,925
Fair Value – decrease by 4000 bp (basis points)	(9,925)
Liquidity risk
Prudent liquidity risk management implies maintaining sufficient cash and the availability of funding through an adequate amount of committed credit facilities to meet obligations when due and to close out market positions. Due to the dynamic nature of the underlying businesses, the Group maintains flexibility in funding by maintaining availability under committed credit lines. The Group has been predominantly contracting customers of sound commercial standing and their payment behavior was generally good. Refer to Note 2.2 for details about the Group’s financial position and the going concern assumption applied in preparing the interim condensed consolidated financial statements.
As disclosed in Note 13, the Group has pledged bank balances to secure the payment of interest and commitment fees to the Group’s external lenders and pledged bank balances in relation to bank guarantees issued to suppliers of the Group.
The main risk for the Group is not meeting the debt covenants or drawdown requirements described in Note 13. In this case, funding via the renewed facility would not be available. The Group monitors the liquidity risk on a weekly basis. Management monitors rolling forecasts of the Group’s cash and cash equivalents on the basis of expected cash flows. This is generally carried out at Group level, in accordance with practice and limits set by the Group. In addition, the Group’s liquidity management policy involves projecting cash flows and considering the level of liquid assets necessary to meet these, monitoring balance sheet liquidity ratios against internal and external regulatory requirements and maintaining debt financing plans. The Group assessed the concentration of risk with respect to refinancing its debt and concluded it to be low.
Financing arrangements
The Group had access to the following undrawn borrowing facilities for each reporting period presented:

(in €‘000)	June 30, 2023	December 31, 2022
Expiring beyond one year—renewed facility	77,390	120,790
The renewed facility is available to be drawn if the drawdown covenants are met, in euros and has an average maturity of approximately 4 years (December 31, 2022: 5 years).